NYSE: MITT 1 AG Mortgage Investment Trust, Inc. to Acquire Western Asset Mortgage Capital Corp. August 8, 2023

NYSE: MITT 2 Forward Looking Statements Additional Information: This communication relates to the proposed merger transaction between AG Mortgage Investment Trust, Inc. (“MITT”) and Western Asset Mortgage Capital Corporation (“WMC”). In connection with the proposed transaction, MITT and WMC may file one or more registration statements, proxy statements, tender or exchange offer statements, prospectuses or other documents with the United States Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document MITT or WMC may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF MITT AND WMC ARE URGED TO READ ANY SUCH PROXY STATEMENT, REGISTRATION STATEMENT, TENDER OR EXCHANGE OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement or prospectus (if and when available) will be delivered to shareholders of WMC or MITT, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by MITT through the website maintained by the SEC at http://www.sec.gov. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, MITT and its directors and executive officers and other members of management and Angelo, Gordon & Co., L.P. employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about MITT’s executive officers and directors in MITT’s definitive proxy statement filed with the SEC on March 22, 2023, and Annual Report on Form 10-K filed with the SEC on February 27, 2023. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender or exchange offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents (if and when available) using the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Forward Looking Statements: This communication may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding MITT’s offer to acquire WMC, the consideration in the proposed transaction, its expected future performance (including expected results of operations and financial guidance) and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “upside,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward- looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in MITT’s most recent annual or quarterly report filed with the SEC and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in MITT’s and WMC’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements made in this communication are set forth in other reports or documents that MITT may file from time to time with the SEC, and include, but are not limited to: (i) the possibility that the merger is not completed; (ii) the risk that anticipated cost synergies and any other benefits or savings from the transaction may not be fully realized or may take longer to realize than expected; (iii) the amount and impact of the transaction expenses that will be incurred by MITT and WMC; (iv) the ability to meet any closing conditions to any possible transaction, including the necessary shareholder approvals; (v) market volatility in stock prices of MITT and WMC; and (vi) general economic conditions that are less favorable than expected. Additional risks and uncertainties related to MITT’s and WMC’s business are included under the headings “Forward-Looking Statements” and “Risk Factors” in MITT’s and WMC’s Annual Report on Form 10-K for the year ended December 31, 2022 and in other reports and documents filed with the SEC from time to time. All forward-looking statements attributable to MITT or any person acting on MITT’s behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Except as required by law, MITT undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

NYSE: MITT 3 Transaction Overview (1) Based on estimated transaction expenses for MITT and WMC other than the TPT deal break-up fee, WMC manager termination fee and WMC D&O tail policy. Subject to further adjustment based on final transaction expenses at closing. (2) Based on 6.150 million WMC fully diluted shares outstanding as of June 30, 2023. Fully diluted share count is inclusive of 0.112 million vested and unvested RSUs and phantom stock convertible into shares of WMC common stock, in each case that will vest (if unvested) and be issued in connection with the completion of the merger, assuming a December 2023 close date. (3) Figures reflect MITT’s closing share price of $6.74 as of August 7, 2023. (4) Reflects day prior to the public announcement of MITT’s proposal to acquire WMC. Transaction Summary • AG Mortgage Investment Trust, Inc. (NYSE: MITT) has entered into an agreement to acquire Western Asset Mortgage Capital Corp. (NYSE: WMC) by issuing new common shares of MITT to WMC’s stockholders using an exchange ratio of 1.500x1 • WMC stockholders will also receive additional cash consideration from MITT’s external manager, an affiliate of Angelo, Gordon & Co., L.P. (“Angelo Gordon”) Merger Consideration2 • Exchange ratio would result in 9.225 million new MITT common shares issued to WMC stockholders2 • Total implied consideration of $69.1 million, or $11.23 per share of WMC common stock3 – Total implied stock consideration of $62.2 million, or $10.11 per share of WMC common stock – Total implied cash consideration of $6.9 million, or $1.12 per share of WMC common stock • Total implied consideration represents a purchase price premium of approximately 34% to WMC’s closing price on July 12, 20234 External Manager • MITT’s external manager, an affiliate of Angelo Gordon, will continue to serve as the external manager of the pro forma combined company, following closing • MITT’s external manager will waive $2.4 million of management fees in the first year after closing • Angelo Gordon will contribute $7.0 million of cash to the transaction with any difference between $7.0 million and the cash consideration to WMC stockholders being used to benefit the combined company post- closing by offsetting reimbursable expenses that would otherwise be payable to MITT’s external manager Pro Forma Ownership • MITT: ~69% • WMC: ~31% Governance • MITT’s board of directors will be expanded to include two additional independent board members designated by WMC Required Approvals • Transaction is subject to MITT and WMC shareholder approval and customary closing conditions Expected Closing • Target closing in fourth quarter 2023

ANGELO GORDON
MORTGAGE INVESTMENT TRUST, INC.

Anticipated Benefits of the Transaction

WMC Shareholders	✓ Represents a 34% premium to WMC's unaffected stock price as of July 12, 2023[1] ✓ Angelo Gordon is contributing $7.0 million of cash to the transaction with $6.9 million[2] going directly to WMC shareholders and the remaining $0.1 million offsetting reimbursable expenses of the pro forma company that would otherwise be payable to MITT's external manager ✓ Ability to merge with an established publicly traded mREIT with an observable market value and upside potential ✓ Access to a leading securitization shelf to continue recently announced Non-Agency residential mortgage strategy ✓ Resetting the WMC management fee resulting in material expense savings
MITT Shareholders	✓ Transaction is expected to be accretive to earnings in 2024 (assuming transaction is completed in Q4 2023) ✓ 38% growth in adjusted book value ✓ Expenses spread over a larger capital base ✓ Reduction in the preferred equity ratio from 49% to 42% ✓ Continued strong support from Angelo Gordon in the form of $7 million cash towards completion of transaction ✓ Additional float and trading liquidity expected
Combined Company Shareholders	✓ Access to Angelo Gordon, a $73 billion leading alternative investment firm ✓ Significant operating expense efficiencies of approximately $5-7 million annually[3] ✓ Waiver of $2.4 million of management fees in the first year after closing ✓ Two additional WMC independent directors joining to create 75% independence on MITT's board of directors ✓ Enhanced liquidity and trading volume

(1) Reflects day prior to the public announcement of MITT's proposal to acquire WMC.
(2) Based on MITT's closing share price of $6.74 as of August 7, 2023.
(3) Does not include the resetting of WMC's management fee and MITT's manager waiving $2.4 million in management fees in first year after closing.

NYSE: MITT 4

ANGELO GORDON
MORTGAGE INVESTMENT TRUST, INC.

Western Asset Mortgage Capital Corp. Overview

WMC Business Overview

- Non-agency mortgage REIT that primarily invests in residential non-qualified mortgages and other mortgage credit
- Externally managed by Western Asset Management Company, LLC, a global fixed income manager with approximately $390B in AUM
- Recently pivoted business model to focus on non-agency residential mortgage securitizations

Investment Strategy

Residential Non-Qualified Mortgages:	Other Mortgage Credit:
• 7.5%-8.5% target coupons	• Low leveraged assets
• No cumulative principal losses	• Commercial loans & securities
• 65%-70% target origination LTV	• Residential securities
• Strategic partnerships with seasoned originators	• 6%-15% target yields
• Non-recourse through securitization	• Favoring long term financing utilizing structural leverage & low recourse leverage

Company Statistics

$14.43
Book Value per Share[1]

$18.21
Economic Book Value per Share[1,2]

$112.0
Total Equity[2] (in millions)

$17.4
Liquidity[3] (in millions)

$2.3
Total Assets (in billions)

$1.9
Securitization Debt (in billions)

2.6x
Recourse Leverage Ratio

4
Non-Agency Securitizations

May '12
IPO Date

Note: Data as of June 30, 2023 except for book value metrics which are adjusted to reflect the vesting of RSUs as a result of the transaction.
(1) Reflects fully diluted share count of 6.150 million shares inclusive of RSUs to vest in accordance with the transaction.
(2) Reflects WMC's economic book value. Economic book value is a non-GAAP metric reflecting the fair value of WMC's assets and liabilities on an unconsolidated basis.
(3) Total liquidity includes $17.4 million of cash and cash equivalents.

NYSE: MITT

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NYSE: MITT 6 AG Mortgage Investment Trust, Inc. Overview Company Statistics $11.89 Book Value per Share $11.52 Adjusted Book Value per Share1 $460.7 Total Equity (in millions) $80.3 Liquidity2 (in millions) $4.6 Total Assets (in billions) $3.4 Securitization Debt (in billions) 1.6x Economic Leverage Ratio3 19 Non-Agency Securitizations June ’11 IPO Date Note: Data as of June 30, 2023. (1) Reflects difference between carrying value of MITT preferred of $220.5 million and liquidation preference of $228.0 million. (2) Total liquidity includes $80.3 million of cash and cash equivalents. (3) Total Economic Leverage includes recourse financing arrangements exclusive of any financing utilized through AG Arc LLC, plus the payable on all unsettled buys less the financing on all unsettled sells and any net TBA position (at cost). Total Economic Leverage excludes any non-recourse financing arrangements. Non-recourse financing arrangements include securitized debt, as well as financing on certain Non-QM securities held through our investments in debt and equity affiliates. MITT Business Overview • Pure-play residential credit mortgage REIT with a focus on acquiring non-agency residential loans • Managed by Angelo Gordon, a $73 billion leading alternative investment firm specializing in credit and real estate strategies • Committed to generating attractive risk adjusted returns over the long-term as a programmatic aggregator and issuer of non-agency residential loan securitizations • Finance investment portfolio primarily through low cost, non-recourse, non-MTM financing MITT’s Focused Mission Pure Play Residential • Acquire and aggregate newly originated non-agency loans • Securitize loans to obtain term non-MTM financing • Retain subordinate bonds from securitization targeting equity yields of 15%-20% Strategic Advantage • Vertically integrated platform through ownership in multi- channel mortgage lender Arc Home • Active management and monitoring of residential loan portfolios through Red Creek Asset Management, an affiliate of Angelo Gordon Proven Investment Platform • Seasoned 20+ person investment team • Proprietary “GCAT” securitization shelf • Substantial support & commitment from Angelo Gordon

ANGELO GORDON
MORTGAGE INVESTMENT TRUST, INC.

WMC and MITT's Strategic Alignment

WMC and MITT have complementary strategies; existing WMC asset classes are a core competency for MITT's external manager

WMC Portfolio Composition by Investment Type[1]


Other 4
4%
$1.2 Billion
Securitized Non-Agency Loans 2
84%
Commercial Assets 3
12%

MITT Portfolio Composition by Investment Type


Warehouse Loans
6%
$4.5 Billion
Securitized Non-Agency Loans
81%
Agency
6%
Other Residential 5
7%

Pro Forma Portfolio Composition by Investment Type


Warehouse Loans
4%
Agency
5%
$5.7 Billion
Securitized Non-Agency Loans
82%
Commercial Assets
3%
Other Residential 6
6%

Note: Data as of June 30, 2023. (1) WMC Portfolio reflects deconsolidation of CSMC Trust 2014-USA which holds a commercial loan with a fair value of $1.025 billion. (2) Equivalent to WMC's Residential Whole Loans categorization excluding $4.4 million of non-QM residential whole loans financed under WMC's residential whole loan facility and residential bridge loan trust. (3) Includes commercial loans, CMBS and WMC's interest in the Class F bond of CSMC 2014-USA. (4) Includes non-QM residential whole loans financed under WMC's residential whole loan facility, non-agency RMBS, agency RMBS, other securities, and residential bridge loans. (5) Includes non-agency bonds, re/non-performing loans, and land related financing. (6) Includes "Other" from WMC and "Other Residential" from MITT with the exception of WMC's agency RMBS which is included in "Agency" and WMC's non-QM residential whole loans financed under WMC's residential whole loan facility and residential bridge loan trust which are included in "Warehouse Loans."

NYSE: MITT
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NYSE: MITT 8 Angelo Gordon At-A-Glance (1) As of December 31, 2022. Angelo Gordon’s (the “Firm”) currently stated AUM of approximately $73 billion as of December 31, 2022 reflects fund-level asset-related leverage. Prior to May 15, 2023, the Firm calculated its AUM as net assets under management excluding leverage, which resulted in Firm AUM of approximately $53 billion as of December 31, 2022. The difference reflects a change in the Firm’s AUM calculation methodology and not any material change to the Firm’s investment advisory business. For a description of the factors the Firm considers when calculating AUM, please see the disclosure available at www.angelogordon.com/disclaimers. A leading alternative investment firm specializing in Credit and Real Estate strategies 1988 Angelo Gordon Founded 650+ Employees Globally1 $73B Assets Under Management1 London Chicago Los Angeles San Francisco Milan Frankfurt Amsterdam Seoul Tokyo Singapore Hong Kong New York U.S. Offices Investment Professionals: Non-Investment Staff: 182 380 Europe Offices Investment Professionals: Non-Investment Staff: 34 39 Asia Offices Investment Professionals: Non-Investment Staff: 19 22

NYSE: MITT 9 www.agmit.com